                                                                    Exhibit 10.1

                                 THIRD AMENDMENT
                                       TO
               FIRST AMENDED AND RESTATED REIMBURSEMENT AGREEMENT

                                  RENAISSANCERE

         THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED REIMBURSEMENT
AGREEMENT, dated as of April 29, 2005 (this "Amendment"), is made among
RENAISSANCE REINSURANCE LTD., a Bermuda company, RENAISSANCE REINSURANCE OF
EUROPE, a company incorporated in Ireland, GLENCOE INSURANCE LTD., a Bermuda company, and DAVINCI REINSURANCE LTD., a Bermuda company (each of the foregoing, an "Account Party"), RENAISSANCERE HOLDINGS LTD., a Bermuda company ("RenRe"), the banks and financial institutions listed on the signature pages hereto or that become parties hereto after the date hereof (collectively, the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as Issuing Bank,
Administrative Agent and Collateral Agent for the Lenders.

                                    RECITALS

         A. The Account Parties, RenRe, the Lenders, Wachovia and certain
Co-Documentation Agents have entered into a First Amended and Restated
Reimbursement Agreement dated as of March 31, 2004, as amended by a First
Amendment dated as of November 18, 2004 (the "First Amendment")and a Second
Amendment dated as of March 11, 2005 (such agreement as amended, the
"Reimbursement Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Reimbursement Agreement.

         B. The First Amendment included an increase of the Total Commitment to
$1,000,000,000. Effective January 18, 2005, the Account Parties voluntarily reduced the Total Commitment to $850,000,000 pursuant to Section 2.04 of the
Reimbursement Agreement.

         C. The Account Parties have requested that the Reimbursement Agreement be amended to (i) increase the Total Commitment to $900,000,000 and (ii) extend the Expiration Date from April 30, 2005 to April 28, 2006.

         D. The Lenders and Wachovia have agreed to amend the Reimbursement
Agreement as requested by the Account Parties and to effect such agreement the parties have entered into this Amendment.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Account Parties, RenRe, the
Lenders and Wachovia (in its various capacities) hereby agree as follows:

                                    ARTICLE 1

                                    AMENDMENT

     1.1 AMENDMENT TO SECTION 1.1 (DEFINITION OF EXPIRATION DATE). Section 1.01
of the Reimbursement Agreement is hereby amended by deleting the definition of
"Expiration Date" in its entirety and replacing it as follows:

     "Expiration Date" shall mean April 28, 2006, as such date may be extended pursuant to SECTION 2.19.

     1.2 AMENDMENT TO SECTION 1.1 (DEFINITION OF TOTAL COMMITMENT). Section 1.01
of the Reimbursement Agreement is hereby amended by deleting the definition of
"Total Commitment" in its entirety and replacing it as follows:

     "Total Commitment" means at any time the lesser of (a) $900,000,000 (or such lesser amount as may be agreed in writing among RenRe, the
     Administrative Agent and the Issuing Bank or greater amount as increased pursuant to SECTION 2.18) and (b) the aggregate amount of the L/C
     Commitments then in effect.

     1.3 AMENDMENT TO SECTION 2.05(C) (LETTER OF CREDIT FEES, ETC.). Section
2.05(c)(i) of the Reimbursement Agreement is hereby amended by deleting the subclause in its entirety and replacing it as follows:

     (i) Each Account Party severally agrees to pay to the Administrative Agent for the account of each Lender a commission, payable in arrears quarterly on the last Business Day of each March, June, September and December commencing June 30, 2005, and on the Expiration Date, on such Lender's Pro
     Rata Share of the average daily aggregate Available Amount during such quarter (or shorter period) of all Letters of Credit for the account of such Account Party outstanding from time to time at a rate equal to 0.275%
     per annum.

     1.4 AMENDMENT TO SCHEDULE 1 (L/C COMMITMENTS). SCHEDULE 1 of the
Reimbursement Agreement is hereby amended by deleting that Schedule in its entirety and replacing it with the attached SCHEDULE 1.

     1.5 AMENDMENT TO OTHER SCHEDULES. SCHEDULES 4.01(A), 4.06 and 4.14 of the
Reimbursement Agreement are hereby amended by deleting those Schedules in their entirety and replacing them with the attached SCHEDULES 4.01(A), 4.06 and 4.14.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

     To induce the Lenders and Wachovia to enter into this Amendment and to induce the Lenders to extend the credit contemplated hereby, RenRe and each
Account Party individually and severally represents and warrants that:

     2.1 COMPLIANCE WITH REIMBURSEMENT AGREEMENT. Each such party is in compliance with all terms and provisions set forth in the Reimbursement
Agreement to be observed or performed by them. No Substitution Event, Suspension
Event, Default, or Event of Default has occurred and is continuing.

     2.2 REPRESENTATIONS IN REIMBURSEMENT AGREEMENT. The representations and warranties of each such party (with respect to itself and to RIHL) set forth in the Reimbursement Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof after giving effect to the Amendment.

     2.3 OTHER CREDIT DOCUMENTS. Each such party, to the extent it is a party to any of the other Credit Documents, is in compliance with all terms and provisions set forth therein to be observed or performed by it. Nothing herein will affect the validity or enforceability of the other Credit Documents, and all Obligations (including such Obligations as increased pursuant to this
Amendment) secured or guaranteed under such other Credit Documents shall remain so secured or guaranteed.

                                    ARTICLE 3

                                     GENERAL

     3.1 CONDITIONS PRECEDENT. This Amendment shall be effective as of the date first written above upon receipt by the Administrative Agent of each of the following, each dated as of the date hereof (unless otherwise specified), in form and substance reasonably satisfactory to the Administrative Agent and in sufficient copies for each Lender:

     (a)  Counterparts of this Amendment duly executed by each Account Party,
          RenRe, Wachovia (in its various capacities) and each Lender.

     (b)  A certificate of each Credit Party and RUM, signed on behalf of such
          Credit Party or RUM by its President, a Director, its Chief Financial
          Officer, or a Vice President (or equivalent officer) certifying to the continuing full force and effect, both immediately before and after the effectiveness of this Amendment, of each of the following agreements (to the extent such entity is a party thereto): the Pledge
          Agreement for each Account Party, the Control Agreement for each
          Account Party, the RIHL Agreement, the RIHL Pledge Agreement, the RIHL
          Control Agreement, and the RenRe Agreement.

     (c)  Certified copies of the resolutions of the Board of Directors of each
          Credit Party approving the transactions contemplated by the Amendment.

     (d)  A copy of a certificate of the Registrar of Companies, Secretary of
          State or other appropriate official of the jurisdiction of incorporation of each Credit Party, dated reasonably near the date hereof, certifying as to the good standing (or local equivalent) of such Credit Party to the extent such concept applies in the jurisdiction of incorporation of a Credit Party.

     (e)  A certificate of each Credit Party, signed on behalf of such Credit
          Party by its President, a Director, its Chief Financial Officer, or a
          Vice President (or equivalent officer) and its Secretary or any
          Assistant Secretary (the statements made in which certificate shall be true on and as of the date hereof), certifying as to (1) a true and correct copy of the constitutional documents of such Credit Party as in effect on the date on which the resolutions referred to in clause
          (c) above were adopted and on the date hereof (or certifying that such constitutional documents as previously delivered remain in effect and unchanged), (2) the due incorporation and good standing or valid existence of such Credit Party as a company or corporation organized under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such
          Credit Party, (3) the truth and correctness in all material respects of the representations and warranties made by such Credit Party in the
          Credit Documents as though made on and as of the date hereof, and (4)
          the absence of any event occurring and continuing, or resulting from the effectiveness of the Amendment, that constitutes a Substitution
          Event, a Suspension Event, Default or Event of Default, provided that the Secretary or Assistant Secretary need certify only as to the matters in items (1) and (2) above.

     (f)  A certificate of the Secretary or an Assistant Secretary of each
          Credit Party certifying the names, incumbency and true signatures of the officers of such Credit Party authorized to sign this Amendment and the other documents to be delivered hereunder (or certifying that the equivalent certificate delivered previously remains true and accurate in all respects).

     (g)  A favorable opinion, each in form and substance reasonably satisfactory to the Administrative Agent, of (1) Willkie Farr &
          Gallagher LLP, special New York counsel for the Credit Parties, (2)
          Conyers Dill & Pearman, special Bermuda counsel for the Credit Parties
          (other than RRE), and (3) A&L Goodbody, special Irish counsel for RRE.

     (h)  Such other documents, certificates, opinions and instruments as the
          Administrative Agent or any Lender may reasonably request.

     3.2 EFFECT OF AMENDMENT. From and after the effective date hereof, all references to the Reimbursement Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Reimbursement Agreement as amended or modified hereby and as may be further amended, modified, restated or

supplemented from time to time. In addition, all terms defined in the
Reimbursement Agreement which have been modified pursuant to this Amendment shall have such modified meanings when used in any other Credit Documents. This
Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the
Reimbursement Agreement except as expressly set forth herein. Except as expressly amended hereby, the Reimbursement Agreement and the other Credit
Documents shall remain in full force and effect in accordance with their terms.

     3.3 ADDITION OF NEW LENDERS. Each Lender party to this Amendment that was not previously a party to the Reimbursement Agreement (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to become a Lender under the Reimbursement Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Reimbursement Agreement as a Lender thereunder and, to the extent of its L/C Commitment shown on SCHEDULE 1 hereto, shall have the obligations of a Lender thereunder, (iii) it has received a copy of the
Reimbursement Agreement, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and it has made such analysis and decision independently and without reliance on the Administrative Agent or any other
Lender, and (iv) if it is a Foreign Lender, it has separately delivered to the
Administrative Agent and the Credit Parties any documentation required to be delivered by it pursuant to the terms of the Reimbursement Agreement, duly completed and executed by such new Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other
Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Credit Documents are required to be performed by it as a Lender. Upon the effectiveness of this
Amendment the aggregate Letter of Credit Participating Interests shall be reallocated among all of the Lenders Pro Rata based upon the L/C Commitments shown on SCHEDULE 1, it being intended that the new Lender's L/C Commitments and
Letter of Credit Participating Interests shall be pari passu with those of the other Lenders.

     3.4 APPLICABLE LAW. THIS AMENDMENT HAS BEEN EXECUTED, DELIVERED AND
ACCEPTED IN, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NEW YORK AND SHALL BE
GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE
CONFLICTS OF LAW PROVISIONS THEREOF).

     3.5 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     3.6 EXPENSES. The Account Parties and RenRe agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

     3.7 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

                      [Signatures begin on following page.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           RENAISSANCE REINSURANCE LTD.

                                           By: /s/ John M. Lummis
                                               ---------------------------------
                                           Name:  John M. Lummis
                                           Title: Chief Financial Officer

                                           RENAISSANCE REINSURANCE OF EUROPE

                                           By: /s/ Michael Greene
                                               ---------------------------------
                                           Name: Michael Greene
                                           Title: Director

                                           GLENCOE INSURANCE LTD.

                                           By: /s/ John M. Lummis
                                               ---------------------------------
                                           Name:  John M. Lummis
                                           Title: Chief Financial Officer

                             (SIGNATURES CONTINUED)

                                           DAVINCI REINSURANCE LTD.

                                           By: /s/ John M. Lummis
                                               ---------------------------------
                                           Name:  John M. Lummis
                                           Title: Director

                                           RENAISSANCERE HOLDINGS LTD.

                                           By: /s/ John M. Lummis
                                               ---------------------------------
                                           Name:  John M. Lummis
                                           Title: Chief Financial Officer

                                           Address for each Credit Party:
                                           Renaissance House
                                           8-20 East Broadway
                                           Pembroke HM 19 Bermuda
                                           Telecopy:  (441) 292-9453

                     (LENDER SIGNATURES ON FOLLOWING PAGES)

                                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Administrative Agent, as
                                           Collateral Agent, as Issuing Bank and
                                           as a Lender

                                           By: /s/ William R. Goley
                                               ---------------------------------
                                           Name:  William R. Goley
                                           Title: Director

                                           NATIONAL AUSTRALIA BANK LIMITED, ABN
                                           12-004-044-937, as Co-Documentation
                                           Agent and as a Lender

                                           By: /s/ Michael G. McHugh
                                              ----------------------------------
                                           Name: Michael G. McHugh
                                              ----------------------------------
                                           Title: Senior Vice President
                                               ---------------------------------

                                       10

                                           ING BANK, N.V., LONDON BRANCH, as
                                           Co-Documentation Agent and as a
                                           Lender

                                           By: /s/ Mike Sharman
                                               ---------------------------------
                                           Name: Mike Sharman
                                               ---------------------------------
                                           Title: Managing Director
                                               ---------------------------------

                                           By: /s/ Nick Marchant
                                               ---------------------------------
                                           Name: Nick Marchant
                                               ---------------------------------
                                           Title: Director
                                               ---------------------------------

                                       11

                                           BARCLAYS BANK PLC, as
                                           Co-Documentation Agent and as a
                                           Lender

                                           By: /s/ Paul Johnson
                                               ---------------------------------
                                           Name: Paul Johnson
                                               ---------------------------------
                                           Title: Relationship Director
                                               ---------------------------------

                                       12

                                        LLOYDS TSB BANK PLC, as Managing
                                        Agent and as a Lender

                                        By: /s/ Jason Eperon
                                            ------------------------------------
                                        Name: Jason Eperon
                                            ------------------------------------
                                        Title: AVP Financial Institutions
                                            ------------------------------------

                                        By: /s/ Candi Obrentz
                                            ------------------------------------
                                        Name: Candi Obrentz
                                            ------------------------------------
                                        Title: AVP Financial Institutions -- CIB
                                            ------------------------------------

                                       13

                                           KEYBANK NATIONAL ASSOCIATION, as a
                                           Lender

                                           By: /s/ Mary K. Young
                                               ---------------------------------
                                           Name: Mary K. Young
                                               ---------------------------------
                                           Title: Vice President
                                               ---------------------------------

                                       14

                                           BAYERISCHE HYPO-UND VEREINSBANK AG,
                                           as a Lender

                                           By: /s/ Stephen R. Lueker
                                               ---------------------------------
                                           Name: Stephen R. Lueker
                                               ---------------------------------
                                           Title: Director
                                               ---------------------------------

                                           By: /s/ Paul Dolan
                                               ---------------------------------
                                           Name: Paul Dolan
                                               ---------------------------------
                                           Title: Director
                                               ---------------------------------

                                       15

                                           BANK OF AMERICA, N.A., as a Lender

                                           By: /s/ Debra Basler
                                               ---------------------------------
                                           Name: Debra Basler
                                               ---------------------------------
                                           Title: Senior Vice President
                                               ---------------------------------

                                       16

                                           CITIBANK, N.A., as a Lender

                                           By: /s/ Peter C. Bickford
                                               ---------------------------------
                                           Name: Peter C. Bickford
                                               ---------------------------------
                                           Title: Vice President
                                               ---------------------------------

                                       17

                                           MELLON BANK, N.A., as a Lender

                                           By: /s/ Karla K. Maloof
                                               ---------------------------------
                                           Name: Karla K. Maloof
                                               ---------------------------------
                                           Title: First Vice President
                                               ---------------------------------

                                       18

                                           BNP PARIBAS, as a Lender

                                           By: /s/ Joshua Landau
                                               ---------------------------------
                                           Name: Joshua Landau
                                               ---------------------------------
                                           Title: Vice President
                                               ---------------------------------

                                           By: /s/ Laurent Vanderzyppe
                                               ---------------------------------
                                           Name: Laurent Vanderzyppe
                                               ---------------------------------
                                           Title: Director
                                               ---------------------------------

                                       19

                                           THE BANK OF NOVA SCOTIA, as a Lender

                                           By: /s/ Todd S. Meller
                                               ---------------------------------
                                           Name: Todd S. Meller
                                               ---------------------------------
                                           Title: Managing Director
                                               ---------------------------------

                                       20